Convertible loans	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Convertible loans	Convertible loans
Facility agreement
On April 24, 2020, the Company entered into a USD 115.0 million Facility Agreement with Deerfield Partners, L.P. and certain of its affiliates (“Deerfield”). Pursuant to such agreement, Deerfield agreed to extend senior secured convertible term loans to the Company in two separate disbursements:
(i)an initial disbursement of convertible loans in the amount of USD 65.0 million upon the completion of the IPO, and satisfaction of certain other conditions (the “first tranche”) and
(ii)a subsequent disbursement of convertible loans in the amount of USD 50.0 million upon the receipt of regulatory approval for Lonca, and satisfaction of certain other conditions (the “second tranche”).
The outstanding principal amount of the convertible loans is due to be repaid in full on the fifth anniversary of the date on which the first tranche was funded, which occurred on May 19, 2020. However, any conversion of the convertible loans into common shares shall be deemed a repayment of the principal amount of the convertible loans so converted.
The convertible loans bear interest at a rate of 5.95% per annum, based on a 360-day year, with interest payable quarterly in arrears commencing July 1, 2020.
Upon any payment of the convertible loans or conversion of the convertible notes, whether upon redemption or at maturity or at any other time, the Company will be required to pay an exit charge equal to 2.0% of the amount of the loans so paid or converted.
The Company’s obligations under the Facility Agreement are guaranteed by the Company’s wholly-owned subsidiaries and secured by a perfected, first-priority security interest in substantially all of the Company’s and its wholly-owned subsidiaries’ personal property, including its intellectual property and the equity ownership interests directly and indirectly held by the Company in its wholly-owned subsidiaries and in Overland ADCT BioPharma.
Each convertible loan extended under the Facility Agreement is evidenced by a convertible note. The holder of each of the first tranche of convertible notes is entitled to convert the principal amount of convertible loans evidenced thereby, at its option, into the Company’s common shares at any time at a conversion price per share equal to 130% of the IPO share price, which was USD 19.00.
The conversion price for the second tranche of convertible notes is the lesser of (i) 150% of the IPO price and (ii) 120% of the average of the volume-weighted average prices of the Company’s common shares on each of the 15 trading days immediately prior to the disbursement date of the second tranche, but in no event less than a floor equal to 81% of the IPO price. If the conversion price of the second tranche of convertible notes is less than the floor price but for the application of the floor, Deerfield will not be obligated to extend the second tranche.
Upon the occurrence of a major transaction, as defined below, the holders of the convertible notes may elect to require the Company to redeem all or any portion of the notes for an amount equal to the principal amount thereof (in addition to accrued and unpaid interest, the make-whole amount and the exit charge) or alternatively the holder may elect to require the Company to convert the unredeemed portion and, in addition, receive a number of additional common shares determined as set forth in the convertible notes (in addition to accrued and unpaid interest and the exit charge). In the case of a successor major transaction, as defined below, the Company may elect to require redemption of any portion of the convertible notes that the holder does not elect to convert in connection with such transaction.
Major transactions include (i) mergers and similar transactions as a result of which the holders of common shares before the transaction no longer hold a majority of the common shares after the transaction or the common shares are changed into the securities of another entity, (ii) sales of assets exceeding 50% of the Company’s enterprise value, (iii) any person or group acquiring beneficial ownership of more than 50% of the Company’s common shares or (iv) the delisting of the Company’s common shares, subject in each case to the more detailed provisions contained in the convertible notes. Successor major transactions include any major transaction in which the Company’s common shares are converted into the right to receive cash, securities of another entity and/or other assets, and any asset sale major transaction in which the Company distributes assets to its shareholders.
The Company will have the right to force conversions of the convertible notes on and after the one-year anniversary of the date on which it has received regulatory approval of Lonca if each of the following is greater than 275% of the conversion price (among other conditions specified in the convertible notes): (1) the volume weighted average price of the common shares on at least 20 trading days during any period of 30 consecutive trading days, (2) the volume weighted average price of the common shares on the last trading day of such period and (3) the closing price of the common shares on the last trading day of such period. The Company will have the right to force conversions of the convertible notes on and after the three-year anniversary of the date on which it has received regulatory approval of Lonca if the same conditions above are satisfied, except that the applicable price described in the preceding sentence need only be greater than 175% of the conversion price.
The Company is obligated to draw down the second tranche upon receipt of regulatory approval for Lonca. If the Company has not received the regulatory approval on or prior to December 31, 2021, the second tranche will automatically terminate on such date.
The Facility Agreement contains various covenants, including a requirement to retain USD 50.0 million in cash and cash equivalents as of the end of each fiscal quarter.
Bifurcation of first tranche
The first tranche of convertible loans amounting to USD 65.0 million issued on May 19, 2020 has been accounted for as comprising two components: an embedded conversion option derivative and a loan, as explained in note 3, “Significant accounting policies”.
Valuation of derivative embedded in first tranche
The Company has used an independent valuation firm to assist in calculating the fair value of the embedded conversion option derivative, which is based on the mean of values derived from application of the Hull and Goldman Sachs convertible bond pricing models. Key inputs for the valuations as of December 31, 2020 and April 24, 2020 were as follows:

	As of
	December 31, 2020	April 24, 2020
Exercise price, in USD	24.70	22.10
Forced conversion price, in USD	67.93	60.78
Share price in USD	32.01	17.00
Risk-free interest rate	0.3%	0.4%
Expected volatility	90%	82%
Expected term	52 months	61 months
Dividend yield	—	—
Recovery rate	5%	5%
Implied bond yield	13.3%	21.0%
On the basis of the valuation of the conversion option derivative as of April 24, 2020, the USD 65.0 million amount of the first tranche of convertible loans was accounted for on inception as follows:

in KUSD	Embedded derivative	Residual loan	Total
Gross proceeds	27,797	37,203	65,000
Less: transaction costs	(1,571)	(2,102)	(3,673)
Net	26,226	35,101	61,327
The transaction costs of the embedded derivative were charged directly to the Consolidated Statement of Operation.
The fair value of the embedded derivative associated with the first tranche was KUSD 51,229 and KUSD 27,797 as of December 31, 2020 and April 24, 2020, respectively. The increase in fair value of the embedded derivative during the year ended December 31, 2020 is primarily due to the increase in the fair value of the underlying shares from April 24, 2020 to December 31, 2020. During the year ended December 31, 2020, the Company recognized a loss of KUSD 23,432 as a result of changes in the fair value of the embedded derivative, which was charged directly to the Consolidated Statement of Operation.
Accounting for residual loan of first tranche
As illustrated in the table above and in accordance with IFRS 9, the transaction costs of the residual convertible loan (net of the value of the embedded derivative) were deducted from the loan to arrive at the deemed net present value as of May 19, 2020 of all future cash outflows associated with the loan. The implied effective interest rate that would be needed to increase the book value of the loan to cover all future outflows, taking into account the deduction of transaction costs from the initial loan balance and based on a 365-day year, was computed at inception at 23% and will be applied over the life of the loan.
For year ended December 31, 2020, the Company recorded interest expense related to the interest payable on the residual convertible loan (net of the value of the embedded conversion option derivative) in the amount of KUSD 4,756 based on the implied effective interest rate.
The amount at which the convertible loan is presented as a liability in the Consolidated Balance Sheet represents the net present value of all future cash outflows associated with the loan discounted at the implied effective interest rate. The net present value of those cash outflows occurring within 12 months of the balance sheet date discounted at the same rate is presented as a short-term liability. The remainder of the amount is presented as a long-term liability. The carrying value of the convertible loan was KUSD 38,406 as of December 31, 2020, of which KUSD 34,775 was the non-current portion of the liability and KUSD 3,631 was the current portion of the liability.
Accounting for second tranche
The obligation to draw down the second tranche under the terms specified in the Facility Agreement has been accounted for as a derivative. The Company has used an independent valuation firm to assist in calculating the fair value of the derivative, which is based on the mean of values derived from application of the Hull and Goldman Sachs convertible bond pricing models. Key inputs for the valuation as of December 31, 2020 were as follows:

As of
December 31, 2020
Exercise price, in USD	28.50
Forced conversion price, in USD	78.38
Share price in USD	32.01
Risk-free interest rate	0.3%
Expected volatility	90%
Expected term	5 months
Dividend yield	—
Recovery rate	5%
Implied bond yield	7.4%
In addition to the key inputs disclosed above for the second tranche, the Company estimated the probability of achieving regulatory approval for Lonca. For purposes of its December 31, 2020 valuation, the Company estimated it was highly probable that it would receive regulatory approval for Lonca. Significant changes which increase or decrease the probabilities of achieving the related regulatory events, or shorten or lengthen the time required to achieve such events would result in a corresponding increase or decrease in the fair value of this derivative liability.
During the year ended December 31, 2020, the Company recognized a loss of KUSD 21,979 as a result of changes in the fair value of the derivative. The fair value of the derivative associated with the second tranche was KUSD 21,979 as of December 31, 2020, which was presented as a financial liability in the Consolidated Balance Sheet. The increase in fair value of the derivative during year ended December 31, 2020 is primarily due to the increase in the fair value of the underlying shares, which was charged directly to the Consolidated Statement of Operation.
The value of the derivative is directly correlated with the probability estimate of obtaining regulatory approval for Lonca. An increase or decrease of 10% in the estimated probability would have resulted in an increase or decrease in the value of the derivative of KUSD 2,198.